Exhibit 99.1

AUM Biosciences, a Global Biotechnology Company Developing Precision Oncology Therapeutics, Announces Plans to Become a Public Company via Merger with Mountain Crest Acquisition Corp. V

•	The transaction reflects a pre-money equity value of $400 million for AUM Biosciences
•	Transaction is expected to provide $69 million of gross proceeds (assuming no redemptions by Mountain Crest stockholders)
•	Broad pipeline of drug candidates across multiple oncology programs; two lead clinical-stage candidates addressing a combined market opportunity of $10+ billion in metastatic colorectal cancer, and TRK Fusion and mutation cancers
•	Mr. Vishal Doshi will continue to lead as the CEO of the publicly traded holding entity; a Mountain Crest representative will join the Board of Directors
•	Company to expand US operations and clinical programs

SINGAPORE and NEW YORK – October 20, 2022 – AUM Biosciences Pte. Ltd. (“AUM”), a clinical-stage biotechnology company, advancing a clinical stage pipeline designed to deploy multi-faceted inhibition strategies to reverse cancer resistance, and Mountain Crest Acquisition Corp. V (Nasdaq: MCAG) (“Mountain Crest”), a publicly-traded special purpose acquisition company formed in Delaware, whose management team has an impressive pedigree of successful SPAC transactions, today announced that they have entered into a definitive business combination agreement (the “Agreement”). Upon closing of the transaction, the combined company will operate under a holding entity to be formed as a Cayman Islands exempted company (“Holdco”) and intends to trade on the Nasdaq Stock Market under the ticker symbol AUMB. The transaction reflects a pre-money equity value of $400 million for AUM and is expected to close in the first quarter of 2023. The transaction is expected to provide approximately $69 million of cash held in Mountain Crest’s trust account, assuming no redemptions.

AUM is advancing a broad portfolio of precision oncology therapeutics. AUM001 is a selective and synergistic MNK inhibitor as shown in current studies and expected to begin Phase 2 enrollment in the fourth quarter 2022. AUM601 is a promising therapy for TRK fusions and mutations within the kinase domain and is on track to enter Phase 2. AUM302 is a potentially first-in-class macrocyclic oral kinase inhibitor rationally designed small molecule to uniquely combine pan-PIM kinase, pan-PI3K and mTOR inhibition in a single agent. Comprised of pharma industry veterans with decades of research and development experience, the AUM leadership has an extensive track record of selecting distinctive early-stage assets, successfully exiting virtual biotech models, and has contributed to over 50 INDs and over 150 oncology clinical trials, and development of several currently marketed oncology treatments with annual peak sales up to $3 billion.

AUM completed a $27 million Series A funding round in 2021, and since then has demonstrated sustained growth, while partnering with major pharma companies and securing other non-dilutive funding sources such as grants in support of its development activity.

Upon closing of the transaction, Vishal Doshi, AUM’s CEO, will continue to lead Holdco as its CEO. Mr. Doshi, a pharmacist and medicinal chemist by background, is a seasoned leader with an extensive experience in commercial deal structuring valued at over $4 billion. He is also a Global Pharma Key Opinion Leader with the Korea Pharmaceutical Industry, a government-affiliated institution which provides professional and systematic support to develop domestic health industry and enhance health services.

Mr. Doshi commented, “Since our inception, we have worked to scientifically, commercially and financially de-risk our portfolio by leveraging our world class team, strong fundamentals, and un-paralleled executional track record. This merger allows AUM to further continue our focus on developing our scientifically differentiated portfolio. We are poised to achieve multiple development milestones over the next two years generating significant value for patients and investors.”

Dr. Suying Liu, Chairman, CEO and CFO of Mountain Crest, commented, “AUM is a unique and compelling investment opportunity, with its clinical-stage diversified pipeline of precision therapeutic candidates and global strategic partnerships with industry heavyweights, pointing to significant future growth potential and allowing the company to have a greater US footprint. I am thrilled to be partnering with Mr. Doshi and his exceptional team to bring their vision to fruition.”

AUM Investment Highlights

•	AUM’s lead candidate AUM001 has shown highly selective inhibition of MNK 1/2 in current studies, which in turn, is expected to lead to inhibition of eIF4E phosphorylation. AUM expects to begin enrollment in the fourth quarter 2022 in a global Phase 2 trial of AUM001 as a monotherapy and in combination with anti-PD-1 therapy KEYTRUDA in metastatic colorectal cancer with a focus on the microsatellite stable subset, thereby seeking to render immunologically “cold” tumors “hot,” in collaboration with MSD, a tradename of Merck & Co., Inc. AUM has received authorization for the Investigational New Drug (IND) application from the U.S. Food and Drug Administration for this study (NCT05462236).
•	AUM has also secured a partnership with Roche to develop AUM001 in combination with atezolizumab (Tecentriq®), Roche’s anti-PD-L1 therapy, across multiple solid tumor indications.
•	AUM is planning Phase 2 trials with AUM601, a potentially highly selective, oral small molecule designed to inhibit not only pan-TRK (TRKA, TRKB, and TRKC), but also resistance mutations of TRKs, by blocking the mutations that occur within the binding site. AUM601 was granted Orphan Drug Designation by the US FDA in September 2022.
•	AUM is advancing IND enabling studies for AUM302, a potentially first-in-class macrocyclic oral kinase inhibitor rationally designed small molecule to uniquely combine pan-PIM kinase, pan-PI3K and mTOR inhibition in a single agent and AUM003, a potential blood brain barrier penetrating selective MNK inhibitor.
•	AUM has sub-licensed the Greater China rights (AUM001, AUM302 and AUM003) to Newsoara making it eligible to receive up to $135 million in development, regulatory, and commercial milestones, plus up to double digit royalties.

Transaction Overview

As part of the transaction, (i) all outstanding AUM shares will be cancelled in exchange for approximately 40 million Holdco ordinary shares valued at $10 per Holdco share, subject to closing adjustments, (ii) each outstanding Mountain Crest unit will be automatically detached, (iii) each unredeemed outstanding share of Mountain Crest common stock will be cancelled in exchange for the right to receive one (1) Holdco ordinary share, (iv) every ten (10) outstanding Mountain Crest rights will be cancelled and cease to exist in exchange for one (1) Holdco ordinary share. Mountain Crest has not issued any warrants. The transaction is expected to provide approximately $69 million of cash held in Mountain Crest’s trust account, assuming no redemptions.

The Boards of Directors of each of Mountain Crest and AUM have approved the transaction. The transaction will require the approval of the stockholders of both Mountain Crest and AUM, and is subject to other customary closing conditions, including the receipt of certain regulatory approvals. The transaction is expected to close in the first quarter of 2023.

Additional information about the proposed transaction, including a copy of the Agreement, will be provided in a Current Report on Form 8-K to be filed by Mountain Crest with the Securities and Exchange Commission (the “SEC”) and will be available at www.sec.gov.

Advisors

Global Fund LLC is acting as M&A advisor to AUM. DLA Piper LLP (US) is serving as legal counsel to AUM. Loeb & Loeb LLP is serving as legal counsel to Mountain Crest.

About AUM Biosciences

AUM is a global clinical-stage oncology company focused on advancing a clinical stage pipeline of precision oncology therapeutics designed to deploy multi-faceted inhibition strategies to reverse cancer resistance. AUM is advancing a broad portfolio of precision oncology therapeutics. AUM001 is a selective and synergistic MNK inhibitor as shown in current studies and expected to begin Phase 2 enrollment in the fourth quarter 2022. AUM601 is a promising therapy for TRK fusions and mutations within the kinase domain and is on track to enter Phase 2 planning. AUM302 is a potentially first-in-class macrocyclic oral kinase inhibitor rationally designed small molecule to uniquely combine pan-PIM kinase, pan-PI3K and mTOR inhibition in a single agent. Comprised of pharma industry veterans with decades of research and development experience, the AUM leadership has an extensive track record of selecting distinctive early-stage assets, successfully exiting virtual biotech models, and has contributed to over 50 INDs and over 150 oncology clinical trials, and development of several currently marketed oncology treatments with annual peak sales up to $3 billion.

About Mountain Crest

Mountain Crest Acquisition Corp. V (Nasdaq: MCAG) is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Non-Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Important Information About the Proposed Business Combination and Where to Find It

In connection with the proposed business combination, AUM, Mountain Crest and/or a successor entity of the transaction intends to file relevant materials with the SEC, including a registration statement on Form F-4 containing a proxy statement/prospectus (the “Registration Statement”). The Registration Statement will include a proxy statement/prospectus to be distributed to holders of Mountain Crest’s common stock in connection with Mountain Crest’s solicitation of proxies for the vote by Mountain Crest’s stockholders with respect to the proposed transaction and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of securities to be issued to AUM’s stockholders in connection with the proposed business combination. After the Registration Statement has been filed and declared effective, Mountain Crest will mail a definitive proxy statement, when available, to its stockholders. Copies of these documents may be obtained free of charge at the SEC's website at www.sec.gov. Stockholders of Mountain Crest are urged to read the Registration Statement and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information. The information contained on, or that may be accessed through, the website referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Mountain Crest and its directors and executive officers may be deemed participants in the solicitation of proxies from Mountain Crest’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in Mountain Crest will be included in the Registration Statement for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Registration Statement for the proposed business combination when available. Information about Mountain Crest’s directors and executive officers and their ownership of Mountain Crest common stock is set forth in Mountain Crest’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation will be included in the Registration Statement pertaining to the proposed business combination when it becomes available. These documents can be obtained free of charge from the sources indicated above.

AUM and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Mountain Crest in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the Registration Statement for the proposed business combination.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Mountain Crest’s and AUM’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Mountain Crest’s and AUM’s expectations with respect to future performance and anticipated financial impacts of the proposed business combination, the satisfaction of the closing conditions to the proposed business combination, and the timing of the completion of the proposed business combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside Mountain Crest’s and AUM’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Agreement; (2) the outcome of any legal proceedings that may be instituted against Mountain Crest and AUM following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of Mountain Crest and AUM, certain regulatory approvals, or satisfy other conditions to closing in the Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of the COVID-19 pandemic on AUM’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain the listing of Holdco’s ordinary shares on Nasdaq following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of AUM to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that Mountain Crest or AUM may be adversely affected by other economic, business, and/or competitive factors; (12) risks relating to the uncertainty of the projected financial information with respect to AUM; (13) risks related to the organic and inorganic growth of AUM’s business and the timing of expected business milestones; (14) the amount of redemption requests made by Mountain Crest’s stockholders; and (15) other risks and uncertainties indicated from time to time in the final prospectus of Mountain Crest for its initial public offering and the Registration Statement relating to the proposed business combination, including those under “Risk Factors” therein, and in Mountain Crest’s other filings with the SEC. Mountain Crest cautions that the foregoing list of factors is not exclusive. Mountain Crest and AUM caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Mountain Crest and AUM do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Contacts:

For AUM Biosciences Pte. Ltd.:

Mr. Vishal Doshi

CEO

10 Anson Road, 24-16 A/B, Singapore, 079903

For Mountain Crest Acquisition Corp. V:

Dr. Suying Liu

Chairman, CEO and CFO

311 W 43rd St, 12th Fl, New York, NY 10036, USA

Investors:

ICR Westwicke

Stephanie Carrington

T: (646) 277-1282

stephanie.carrington@westwicke.com

Media:

FINN Partners

Glenn Silver

T: (973) 818-8198

glenn.silver@finnpartners.com